DERIVATIVE FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2024
Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
The partnership’s activities expose it to a variety of financial risks, including market risk (currency risk, interest rate risk, commodity risk and other price risks), credit risk and liquidity risk. The partnership selectively uses derivative financial instruments principally to manage these risks.
The aggregate fair values of the partnership’s derivative financial instrument positions as at June 30, 2024 and December 31, 2023 were as follows:

	June 30, 2024		December 31, 2023
(US$ MILLIONS)	Financial Assets	Financial Liabilities	Financial Assets	Financial Liabilities
Foreign exchange contracts	$90	$(190)	$75	$(291)
Cross currency swaps	52	(44)	12	(58)
Interest rate derivatives	313	(83)	248	(123)
Commodities contracts	75	(12)	75	(36)
Total	$530	$(329)	$410	$(508)
Total current	$122	$(134)	$120	$(139)
Total non-current	$408	$(195)	$290	$(369)